Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 672,485,000
Previously Paid Amount	0
Total Fee Amount	92,870.18
Total Offset Amount	0
Net Fee	$ 92,870.18